NUVEEN NWQ GLOBAL ALL-CAP FUND

SUPPLEMENT DATED DECEMBER 7, 2017

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2017

Effective immediately, Gregg S. Tenser is no longer a portfolio manager for the Fund. James T. Stephenson will continue to serve as portfolio manager for the Fund until its liquidation after the close of business on January 22, 2018.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NGEQS-1217P